Exhibit 10.28
FIRST AMENDMENT
OF
MONEYGRAM
SUPPLEMENTAL PENSION PLAN
     WHEREAS, MoneyGram International, Inc. (the “Company”), has heretofore established and maintains a non-qualified defined benefit plan (the “Plan”) which is embodied in a document adopted effective July 1, 2004, and entitled “MONEYGRAM SUPPLEMENTAL PENSION PLAN (Amended and Restated Effective December 28, 2007),” the “Plan Statement”); and
     WHEREAS, The Company has reserved to itself the power to make further amendments of the Plan Statement.
     NOW, THEREFORE, The Plan Statement is hereby amended as follows:
1. FREEZING POST-1997 BENEFIT. Effective for purposes of determining a Participant’s Post-1997 Benefit after December 31, 2009, Section 2 of Schedule F to the Plan Statement shall be amended to read in full as follows:
2. Post-2007 Benefit
For purposes of this Schedule F, the Post-1997 Benefit is the sum of (a) and (b), multiplied by the Eligible Employee’s Credited Service for periods after 1997 and prior to January 1, 2010, where:
(a)	Is 1.15 percent of the Eligible Employee’s Final Average Earnings at December 31, 2009 up to Covered Compensation at December 31, 2009.
(b)	Is 1.70 percent of the excess, if any, of the Eligible Employee’s Final Average Earnings over Covered Compensation.
An Eligible Employee’s Final Average Earnings and Covered Compensation shall be determined as of the earlier of the date of the Eligible Employee’s termination of employment or December 31, 2009. An Eligible Employee’s Credited Service under this section 2 shall be limited to 30 years minus any Credited Service taken into account for purposes of any calculation under section 3.
2. FREEZING CREDITED SERVICE. Effective for purposes of determining an Eligible Employee’s Credited Service after December 31, 2009, Section 2(d) of the Plan Statement shall be amended by adding the following sentence after the third sentence of such Section:
With respect to benefits provided under Schedule F, Credited Service shall only be counted through December 31, 2009.
3. FREEZING OF FINAL AVERAGE EARNINGS. Effective for purposes of determining an Eligible Employee’s Final Average Earnings after December 31, 2009,

Section 7(b) of the Plan Statement shall be amended by adding thereto the following new paragraph (3):
(3)	For an Eligible Employee covered by Schedule F, Final Average Earnings at December 31, 2009 used to determine the Post-1997 Benefit is the Eligible Employee’s Final Average Earnings (as defined in (a) above) determined as of December 31, 2009 (i.e., any base salary, sales commissions and overtime plus fifty percent (50%) of the MIPs earned and paid after December 31, 2009 shall be entirely disregarded).
4. VESTING SERVICE NOT FROZEN. Effective for determining vesting on or after December 31, 2009, Schedule F to the Plan Statement shall be amended by adding thereto the following new Section 5 before the last sentence of Schedule F:
5. Vesting
Notwithstanding the freeze on the accrual of additional benefits of Eligible Employees covered by this Schedule F effective as of December 31, 2009, an Eligible Employee’s employment after December 31, 2009 shall be taken into account in determining whether the Eligible Employee is entitled to a benefit under the Plan pursuant to Article 11.
5. ELIGIBILITY FOR SURVIVOR’S BENEFIT NOT FROZEN. Effective for purposes of determining whether the spouse of an Eligible Employee is entitled to a Survivor’s Benefit under the Plan, Schedule F to the Plan Statement shall be amended by adding thereto the following new Section 6 before the last sentence of Schedule F:
6. Survivor’s Benefit
Notwithstanding the freeze on the accrual of additional benefits of Eligible Employees covered by this Schedule F effective as of December 31, 2009, an Eligible Employee’s employment after December 31, 2009 shall be taken into account in determining whether the Eligible Spouse of an Eligible Employee is entitled to a survivor’s benefit under the Plan as described in Article 10.
6. ADDITIONAL RULES. To fully accomplish the general cessation of the accrual of benefits for Eligible Employees covered by Schedule F, the Committee of the MoneyGram Supplemental Pension Plan is expressly authorized to adopt additional interpretations and rules consistent with the foregoing.
7. SAVINGS CLAUSE. Save and except as herein expressly amended, the Plan Statement shall continue in full force and effect.

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